UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/29/2016

ITEM 1.	REPORT TO STOCKHOLDERS

February 29, 2016

Semiannual Report
to Shareholders

Deutsche CROCI® International Fund

Contents

3 Letter to Shareholders

5 Performance Summary

9 Portfolio Management Team

9 Portfolio Summary

12 Investment Portfolio

18 Statement of Assets and Liabilities

20 Statement of Operations

21 Statement of Changes in Net Assets

22 Financial Highlights

27 Notes to Financial Statements

40 Information About Your Fund's Expenses

42 Advisory Agreement Board Considerations and Fee Evaluation

47 Account Management Resources

49 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the fund. The fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board (the Fed) would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary February 29, 2016 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 2/29/16
Unadjusted for Sales Charge	–9.63%	–18.17%	0.64%	0.12%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–14.83%	–22.87%	–0.55%	–0.47%
MSCI EAFE Index†	–9.48%	–15.18%	0.56%	1.49%
MSCI EAFE US Dollar Hedged Index††	–7.88%	–12.53%	4.91%	2.35%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		–5.24%	2.66%	1.40%
Adjusted for the Maximum Sales Charge (max 5.75% load)		–10.69%	1.45%	0.80%
MSCI EAFE Index†		–0.81%	3.60%	3.03%
MSCI EAFE US Dollar Hedged Index††		5.02%	7.75%	3.81%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 2/29/16
Unadjusted for Sales Charge	–9.96%	–18.17%	–0.14%	–0.64%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–10.84%	–18.77%	–0.14%	–0.64%
MSCI EAFE Index†	–9.48%	–15.18%	0.56%	1.49%
MSCI EAFE US Dollar Hedged Index††	–7.88%	–12.53%	4.91%	2.35%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		–5.94%	1.87%	0.62%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–5.94%	1.87%	0.62%
MSCI EAFE Index†		–0.81%	3.60%	3.03%
MSCI EAFE US Dollar Hedged Index††		5.02%	7.75%	3.81%
Class R6		6-Month‡	1-Year	Life of Class*
Average Annual Total Returns as of 2/29/16
No Sales Charges		–9.46%	–17.94%	–9.72%
MSCI EAFE Index†		–9.48%	–15.18%	–10.38%
MSCI EAFE US Dollar Hedged Index††		–7.88%	–12.53%	–4.69%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
No Sales Charges			5.05%	–5.82%
MSCI EAFE Index†			–0.81%	–3.93%
MSCI EAFE US Dollar Hedged Index††			5.02%	3.26%

Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 2/29/16
No Sales Charges	–9.53%	–18.01%	0.91%	0.42%
MSCI EAFE Index†	–9.48%	–15.18%	0.56%	1.49%
MSCI EAFE US Dollar Hedged Index††	–7.88%	–12.53%	4.91%	2.35%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
No Sales Charges		–5.07%	2.94%	1.70%
MSCI EAFE Index†		–0.81%	3.60%	3.03%
MSCI EAFE US Dollar Hedged Index††		5.02%	7.75%	3.81%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 2/29/16
No Sales Charges	–9.50%	–17.94%	1.02%	0.54%
MSCI EAFE Index†	–9.48%	–15.18%	0.56%	1.49%
MSCI EAFE US Dollar Hedged Index††	–7.88%	–12.53%	4.91%	2.35%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
No Sales Charges		–5.02%	3.05%	1.81%
MSCI EAFE Index†		–0.81%	3.60%	3.03%
MSCI EAFE US Dollar Hedged Index††		5.02%	7.75%	3.81%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2015 are 1.08%, 1.85%, 0.75%, 0.89% and 0.82% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche CROCI® International Fund — Class A ■ MSCI EAFE Index† ■ MSCI EAFE US Dollar Hedged Index††

Yearly periods ended February 29

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on December 1, 2014. The performance shown for the index is for the time period from November 30, 2014 through February 29, 2016 (through December 31, 2015 for the most recent calendar quarter end returns), which is based on the performance period of the life of Class R6.

† The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

†† MSCI EAFE US Dollar Hedged Index is designed to provide exposure to equity securities in developed international stock markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected non-US currencies.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
2/29/16	$ 39.31	$ 39.06	$ 39.21	$ 39.46	$ 39.28
8/31/15	$ 44.94	$ 44.47	$ 44.89	$ 45.15	$ 44.97
Distribution Information as of 2/29/16
Income Dividends, Six Months	$ 1.39	$ 1.05	$ 1.53	$ 1.48	$ 1.50

Portfolio Management Team

Di Kumble, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Senior Portfolio Manager, Head of Tax Managed Equities: New York.

— Joined Deutsche Asset Management in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

— PhD in Chemistry, Princeton University.

Portfolio Summary (Unaudited)

Ten Largest Equity Holdings at February 29, 2016 (21.4% of Net Assets)	Country	Percent
1. Rolls-Royce Holdings PLC Manufactures aero, marine and industrial gas turbines for civil and military aircraft	United Kingdom	2.4%
2. Keppel Corp., Ltd. Core businesses are offshore and marine, infrastruction, property investment and development, telecommunications and transportation, energy and engineering	Singapore	2.2%
3. JGC Corp. Designs, constructs, and maintains plants and industrial facilities globally	Japan	2.1%
4. Mitsubishi Electric Corp. Develops, manufactures and markets electronic equipment	Japan	2.1%
5. A P Moller-Maersk AS Shipping company with diversified holdings	Denmark	2.1%
6. Smiths Group PLC Manufactures aerospace electronics, medical systems, industrial products and sealing systems	United Kingdom	2.1%
7. Secom Co., Ltd. Provides comprehensive security services	Japan	2.1%
8. Sika AG Manufactures construction materials and offers related services	Switzerland	2.1%
9. CLP Holdings Ltd. Generator and supplier of electricity	Hong Kong	2.1%
10. Tokyo Gas Co., Ltd. Produces and supplies liquefied natural gas	Japan	2.1%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 47 for contact information.

Investment Portfolio as of February 29, 2016 (Unaudited)

	Shares	Value ($)

Common Stocks 98.7%
Denmark 2.1%
A P Moller-Maersk AS "B" (Cost $62,992,560)	30,358	40,208,184
France 7.8%
Cie Generale des Etablissements Michelin	401,658	36,552,553
Engie	2,363,580	36,748,485
Sanofi	442,096	35,134,358
Sodexo SA	385,836	39,277,164
(Cost $171,998,999)		147,712,560
Germany 1.8%
Siemens AG (Registered) (Cost $41,922,641)	375,147	34,836,131
Hong Kong 8.0%
CLP Holdings Ltd.	4,569,940	39,845,098
HK Electric Investments & HK Electric Investments Ltd. "SS", 144A, (Units)	44,175,500	36,846,037
Hong Kong & China Gas Co., Ltd.	21,595,899	38,018,247
MTR Corp., Ltd.	8,241,564	38,069,234
(Cost $157,227,785)		152,778,616
Japan 23.9%
Asahi Group Holdings Ltd.	1,251,000	36,702,746
Astellas Pharma, Inc.	2,738,800	39,401,718
Bridgestone Corp.	1,085,640	37,977,620
Denso Corp.	894,549	33,088,482
Isuzu Motors Ltd.	3,906,868	39,011,286
JGC Corp.	2,589,094	40,603,997
Mitsubishi Electric Corp.	4,014,584	40,517,612
Osaka Gas Co., Ltd.	10,365,000	39,413,326
Secom Co., Ltd.	561,800	39,915,482
Tokyo Gas Co., Ltd.	8,626,000	39,797,500
Toyota Industries Corp.	780,318	32,796,216
Toyota Motor Corp.	659,200	34,355,196
(Cost $516,480,794)		453,581,181
Netherlands 2.0%
Koninklijke DSM NV (Cost $45,986,065)	764,470	37,822,518
Singapore 4.2%
Keppel Corp., Ltd.	11,146,305	41,122,699
Singapore Airlines Ltd.	4,794,482	39,667,720
(Cost $108,975,981)		80,790,419
Spain 3.6%
Gas Natural SDG SA	1,914,834	33,574,415
Iberdrola SA	5,346,593	34,640,885
(Cost $85,318,343)		68,215,300
Sweden 1.9%
Telefonaktiebolaget LM Ericsson "B" (Cost $47,957,712)	3,838,907	35,373,250
Switzerland 16.0%
ABB Ltd. (Registered)*	2,216,197	39,620,582
Cie Financiere Richemont SA (Registered)	585,117	37,372,412
Kuehne + Nagel International AG (Registered)	285,228	37,118,001
Nestle SA (Registered)	512,826	35,917,347
Roche Holding AG (Genusschein)	141,380	36,324,507
Sika AG (Bearer)	10,487	39,909,941
Swatch Group AG (Bearer) (a)	110,908	38,528,101
Wolseley PLC	752,932	38,674,913
(Cost $334,267,832)		303,465,804
United Kingdom 27.4%
BAE Systems PLC	5,110,934	36,366,203
Barratt Developments PLC	4,428,009	36,181,650
Bunzl PLC	1,426,804	38,350,512
Burberry Group PLC	2,120,764	38,877,818
easyJet PLC	1,626,502	34,013,388
ITV PLC	9,877,866	34,081,654
National Grid PLC	2,709,120	36,307,452
Next PLC	377,129	35,465,191
Persimmon PLC*	1,314,353	39,740,526
Rolls-Royce Holdings PLC*	4,725,383	44,638,403
Smiths Group PLC	2,871,153	40,011,884
SSE PLC	1,825,336	35,089,731
Taylor Wimpey PLC	13,935,131	36,005,851
Whitbread PLC	660,048	35,992,042
(Cost $639,863,941)		521,122,305
Total Common Stocks (Cost $2,212,992,653)		1,875,906,268

Securities Lending Collateral 2.0%
Daily Assets Fund "Capital Shares", 0.42% (b) (c) (Cost $37,751,660)	37,751,660	37,751,660

Cash Equivalents 0.6%
Central Cash Management Fund, 0.33% (b) (Cost $11,578,124)	11,578,124	11,578,124

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,262,322,437)†	101.3	1,925,236,052
Other Assets and Liabilities, Net	(1.3)	(24,445,615)
Net Assets	100.0	1,900,790,437

* Non-income producing security.

† The cost for federal income tax purposes was $2,265,009,121. At February 29, 2016, net unrealized depreciation for all securities based on tax cost was $339,773,069. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,969,797 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $355,742,866.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at February 29, 2016 amounted to $36,197,823, which is 1.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

At February 29, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
CHF	268,159,323	USD	270,485,498	3/31/2016	1,481,503	Morgan Stanley
DKK	273,990,919	USD	40,354,868	3/31/2016	351,346	Morgan Stanley
EUR	270,055,120	USD	296,830,303	3/31/2016	2,764,461	Morgan Stanley
GBP	409,774,128	USD	570,936,248	3/31/2016	518,189	Morgan Stanley
HKD	1,181,080,926	USD	152,063,979	3/31/2016	182,836	Morgan Stanley
HKD	23,824,882	USD	3,066,321	3/31/2016	2,560	Merrill Lynch & Co., Inc.
JPY	52,695,272,502	USD	471,082,357	3/31/2016	3,211,644	Morgan Stanley
SEK	308,252,103	USD	36,250,244	3/31/2016	201,878	Morgan Stanley
SGD	118,794,394	USD	84,469,039	3/31/2016	29,053	Morgan Stanley
Total unrealized appreciation					8,743,470

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	4,847,973	CHF	4,788,561	3/31/2016	(44,328)	Merrill Lynch & Co., Inc.
USD	1,199,798	DKK	8,105,834	3/31/2016	(16,321)	Merrill Lynch & Co., Inc.
USD	6,066,829	EUR	5,494,147	3/31/2016	(84,195)	Merrill Lynch & Co., Inc.
USD	8,741,395	GBP	6,229,952	3/31/2016	(69,112)	Goldman Sachs & Co.
USD	13,513,572	JPY	1,521,668,761	3/31/2016	(2,982)	Merrill Lynch & Co., Inc.
USD	601,329	SEK	5,112,318	3/31/2016	(3,472)	Merrill Lynch & Co., Inc.
USD	4,179,432	SGD	5,863,743	3/31/2016	(11,438)	Merrill Lynch & Co., Inc.
JPY	729,417,286	USD	6,461,502	3/31/2016	(14,847)	Goldman Sachs & Co.
Total unrealized depreciation					(246,695)

Currency Abbreviations
CHF Swiss Franc DKK Danish Krone EUR Euro GBP British Pound HKD Hong Kong Dollar JPY Japanese Yen SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Denmark	$ —	$ 40,208,184	$ —	$ 40,208,184
France	—	147,712,560	—	147,712,560
Germany	—	34,836,131	—	34,836,131
Hong Kong	—	152,778,616	—	152,778,616
Japan	—	453,581,181	—	453,581,181
Netherlands	—	37,822,518	—	37,822,518
Singapore	—	80,790,419	—	80,790,419
Spain	—	68,215,300	—	68,215,300
Sweden	—	35,373,250	—	35,373,250
Switzerland	—	303,465,804	—	303,465,804
United Kingdom	—	521,122,305	—	521,122,305
Short-Term Investments (d)	49,329,784	—	—	49,329,784
Derivatives (e)
Forward Foreign Currency Exchange Contracts	—	8,743,470	—	8,743,470
Total	$ 49,329,784	$ 1,884,649,738	$ —	$ 1,933,979,522
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (e)
Forward Foreign Currency Exchange Contracts	$ —	$ (246,695)	$ —	$ (246,695)
Total	$ —	$ (246,695)	$ —	$ (246,695)

There have been no transfers between fair value measurement levels during the period ended February 29, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of February 29, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,212,992,653) — including $36,197,823 securities loaned	$ 1,875,906,268
Investment in Daily Assets Fund (cost $37,751,660)*	37,751,660
Investment in Central Cash Management Fund (cost $11,578,124)	11,578,124
Total investments in securities, at value (cost $2,262,322,437)	1,925,236,052
Cash	52,629
Foreign currency, at value (cost $3,031,364)	3,027,289
Receivable for Fund shares sold	5,264,966
Dividends receivable	3,152,465
Interest receivable	90,588
Unrealized appreciation on forward foreign currency exchange contracts	8,743,470
Foreign taxes recoverable	2,472,037
Other assets	191,859
Total assets	1,948,231,355
Liabilities
Payable upon return of securities loaned	37,751,660
Payable for investments purchased	2,199,554
Payable for Fund shares redeemed	4,711,989
Unrealized depreciation on forward foreign currency exchange contracts	246,695
Accrued management fee	846,795
Accrued Directors' fees	6,287
Other accrued expenses and payables	1,677,938
Total liabilities	47,440,918
Net assets, at value	$ 1,900,790,437
Net Assets Consist of
Undistributed net investment income	1,452,522
Net unrealized appreciation (depreciation) on: Investments	(337,086,385)
Foreign currency	8,456,315
Accumulated net realized gain (loss)	(800,429,910)
Paid-in capital	3,028,397,895
Net assets, at value	$ 1,900,790,437

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2016 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($432,609,878 ÷ 11,004,329 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 39.31
Maximum offering price per share (100 ÷ 94.25 of $39.31)	$ 41.71

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($125,930,255 ÷ 3,223,996 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 39.06
Class R6 Net Asset Value, offering and redemption price(a) per share ($2,346,445 ÷ 59,848 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 39.21
Class S Net Asset Value, offering and redemption price(a) per share ($1,142,592,074 ÷ 28,954,829 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 39.46
Institutional Class Net Asset Value, offering and redemption price(a) per share ($197,311,785 ÷ 5,022,582 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 39.28

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended February 29, 2016 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,427,872)	$ 25,144,606
Income distributions — Central Cash Management Fund	11,548
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	310,820
Total income	25,466,974
Expenses: Management fee	6,340,759
Administration fee	1,122,288
Services to shareholders	1,865,903
Distribution and service fees	1,373,333
Custodian fee	271,422
Professional fees	74,648
Reports to shareholders	72,129
Registration fees	126,381
Directors' fees and expenses	30,689
Other	69,928
Total expenses before expense reductions	11,347,480
Expenses reductions	(322)
Total expenses after expense reductions	11,347,158
Net investment income	14,119,816
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(345,265,212)
Foreign currency	74,571,355
(270,693,857)
Change in net unrealized appreciation (depreciation) on: Investments	43,671,877
Foreign currency	(17,436,795)
26,235,082
Net gain (loss)	(244,458,775)
Net increase (decrease) in net assets resulting from operations	$ (230,338,959)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015

Operations: Net investment income (loss)	$ 14,119,816	$ 50,479,069
Net realized gain (loss)	(270,693,857)	95,694,260
Change in net unrealized appreciation (depreciation)	26,235,082	(365,289,856)
Net increase (decrease) in net assets resulting from operations	(230,338,959)	(219,116,527)
Distributions to shareholders from: Net investment income: Class A	(17,574,289)	(12,616,329)
Class B	(1,499)*	(37,366)
Class C	(3,618,277)	(1,526,337)
Class R6	(89,524)	(994)**
Class S	(45,258,133)	(69,534,644)
Institutional Class	(8,345,317)	(1,304,515)
Total distributions	(74,887,039)	(85,020,185)
Fund share transactions: Proceeds from shares sold	443,384,093	2,362,706,169
Reinvestment of distributions	66,871,455	79,925,853
Payments for shares redeemed	(906,671,086)	(412,094,510)
Net assets acquired in tax-free reorganization	—	68,994,722***
Redemption fees	35,489	21,349
Net increase (decrease) in net assets from Fund share transactions	(396,380,049)	2,099,553,583
Increase (decrease) in net assets	(701,606,047)	1,795,416,871
Net assets at beginning of period	2,602,396,484	806,979,613
Net assets at end of period (including undistributed net investment income of $1,452,522 and $62,219,745, respectively)	1,900,790,437	2,602,396,484

* For the period from September 1, 2015 to February 10, 2016 (see Note A).

** For the period from December 1, 2014 (commencement of operations of Class R6) to August 31, 2015.

*** On August 14, 2015, Deutsche International Value Fund was acquired by the Fund through a tax-free reorganization (see Note G).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 2/29/16 (Unaudited)	Years Ended August 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 44.94	$ 52.11	$ 45.32	$ 40.14	$ 40.49	$ 39.41
Income (loss) from investment operations: Net investment income (loss)[a]	.24	1.48	1.67[b]	.91	1.04	.67
Net realized and unrealized gain (loss)	(4.48)	(3.78)	5.99	5.60	(.49)	1.31
Total from investment operations	(4.24)	(2.30)	7.66	6.51	.55	1.98
Less distributions from: Net investment income	(1.39)	(4.87)	(.87)	(1.33)	(.93)	(.98)
Increase from regulatory settlements	—	—	—	—	.03[d]	.08[d]
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 39.31	$ 44.94	$ 52.11	$ 45.32	$ 40.14	$ 40.49
Total Return (%)[c]	(9.63)**	(4.68)	16.99	16.42	1.63[d]	4.97[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	433	615	105	93	92	107
Ratio of expenses (%)	1.11*	1.08	1.18	1.21	1.25	1.23
Ratio of net investment income (loss) (%)	1.16*	3.02	3.34[b]	2.06	2.70	1.48
Portfolio turnover rate (%)	53**	76	167	76	91	202

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.45 per share and 0.89% of average daily net assets, for the year ended August 31, 2014.

[c] Total return does not reflect the effect of any sales charges.

[d] Includes non-affiliated regulatory settlements, which amounted to $0.034 and $0.079 per share for the periods ended August 31, 2012 and 2011, respectively. Excluding these non-recurring payments, total return would have been 0.09% and 0.17% lower for the periods ended August 31, 2012 and 2011, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	Six Months Ended 2/29/16 (Unaudited)	Years Ended August 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 44.47	$ 51.48	$ 44.76	$ 39.65	$ 39.99	$ 38.91
Income (loss) from investment operations: Net investment income (loss)[a]	.09	1.15	1.26[b]	.54	.73	.33
Net realized and unrealized gain (loss)	(4.45)	(3.76)	5.91	5.54	(.48)	1.29
Total from investment operations	(4.36)	(2.61)	7.17	6.08	.25	1.62
Less distributions from: Net investment income	(1.05)	(4.40)	(.45)	(.97)	(.62)	(.62)
Increase from regulatory settlements	—	—	—	—	.03[d]	.08[d]
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 39.06	$ 44.47	$ 51.48	$ 44.76	$ 39.65	$ 39.99
Total Return (%)[c]	(9.96)**	(5.35)	16.07	15.48	.84[d]	4.15[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	126	160	9	7	7	10
Ratio of expenses (%)	1.84*	1.85	1.97	2.02	2.03	2.01
Ratio of net investment income (loss) (%)	.43*	2.37	2.53[b]	1.25	1.90	.70
Portfolio turnover rate (%)	53**	76	167	76	91	202

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.45 per share and 0.89% of average daily net assets, for the year ended August 31, 2014.

[c] Total return does not reflect the effect of any sales charges.

[d] Includes non-affiliated regulatory settlements, which amounted to $0.034 and $0.079 per share for the periods ended August 31, 2012 and 2011, respectively. Excluding these non-recurring payments, total return would have been 0.09% and 0.17% lower for the periods ended August 31, 2012 and 2011, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R6	Six Months Ended 2/29/16 (Unaudited)	Period Ended 8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 44.89	$ 51.27
Income (loss) from investment operations: Net investment income (loss)[b]	.31	.66
Net realized and unrealized gain (loss)	(4.46)	(1.94)
Total from investment operations	(4.15)	(1.28)
Less distributions from: Net investment income	(1.53)	(5.10)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 39.21	$ 44.89
Total Return (%)	(9.46)**	(2.77)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1
Ratio of expenses (%)	.74*	.75*
Ratio of net investment income (loss) (%)	1.47*	1.82*
Portfolio turnover rate (%)	53**	76[c]

[a] For the period from December 1, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Represents the Fund's portfolio turnover rate for the year ended August 31, 2015.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Six Months Ended 2/29/16 (Unaudited)	Years Ended August 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 45.15	$ 52.40	$ 45.58	$ 40.38	$ 40.73	$ 39.64
Income (loss) from investment operations: Net investment income (loss)[a]	.29	1.51	1.84[b]	1.04	1.17	.81
Net realized and unrealized gain (loss)	(4.50)	(3.72)	6.00	5.63	(.50)	1.33
Total from investment operations	(4.21)	(2.21)	7.84	6.67	.67	2.14
Less distributions from: Net investment income	(1.48)	(5.04)	(1.02)	(1.47)	(1.05)	(1.13)
Increase from regulatory settlements	—	—	—	—	.03[c]	.08[c]
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 39.46	$ 45.15	$ 52.40	$ 45.58	$ 40.38	$ 40.73
Total Return (%)	(9.53)**	(4.48)	17.32	16.76	1.96[c]	5.30[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,143	1,544	686	630	607	687
Ratio of expenses (%)	.91*	.89	.90	.92	.95	.92
Ratio of net investment income (loss) (%)	1.36*	3.04	3.64[b]	2.36	3.00	1.79
Portfolio turnover rate (%)	53**	76	167	76	91	202

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.45 per share and 0.89% of average daily net assets, for the year ended August 31, 2014.

[c] Includes non-affiliated regulatory settlements, which amounted to $0.034 and $0.079 per share for the periods ended August 31, 2012 and 2011, respectively. Excluding these non-recurring payments, total return would have been 0.09% and 0.17% lower for the periods ended August 31, 2012 and 2011, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class	Six Months Ended 2/29/16 (Unaudited)	Years Ended August 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 44.97	$ 52.17	$ 45.41	$ 40.25	$ 40.57	$ 39.50
Income (loss) from investment operations: Net investment income (loss)[a]	.30	1.84	1.61[b]	1.00	1.11	.86
Net realized and unrealized gain (loss)	(4.49)	(3.99)	6.22	5.70	(.37)	1.31
Total from investment operations	(4.19)	(2.15)	7.83	6.70	.74	2.17
Less distributions from: Net investment income	(1.50)	(5.05)	(1.07)	(1.54)	(1.09)	(1.18)
Increase from regulatory settlements	—	—	—	—	.03[c]	.08[c]
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 39.28	$ 44.97	$ 52.17	$ 45.41	$ 40.25	$ 40.57
Total Return (%)	(9.50)**	(4.37)	17.38	16.91	2.15[c]	5.40[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	197	281	6	9	14	21
Ratio of expenses (%)	.83*	.82	.84	.80	.77	.80
Ratio of net investment income (loss) (%)	1.43*	3.76	3.20[b]	2.29	2.86	1.91
Portfolio turnover rate (%)	53**	76	167	76	91	202

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.45 per share and 0.89% of average daily net assets, for the year ended August 31, 2014.

[c] Includes non-affiliated regulatory settlements, which amounted to $0.034 and $0.079 per share for the periods ended August 31, 2012 and 2011, respectively. Excluding these non-recurring payments, total return would have been 0.09% and 0.17% lower for the periods ended August 31, 2012 and 2011, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche CROCI® International Fund (the "Fund") is a diversified series of Deutsche International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the period ended February 29, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of February 29, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of February 29, 2016, the Fund had a security on loan, which was classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the security loaned at period end.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $502,504,000, including $496,910,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2017 ($181,021,000) and August 31, 2018 ($315,889,000), the respective expiration dates, whichever occurs first; and approximately $5,594,000 of post-enactment losses inherited from its merger with Deutsche International Value Fund, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,820,000) and long-term losses ($3,774,000), which may be subject to certain limitations under Section 382-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended February 29, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated assets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of February 29, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended February 29, 2016, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from approximately $1,932,000,000 to $2,491,981,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from approximately $6,501,000 to $39,150,000.

The following tables summarize the value of the Fund's derivative instruments held as of February 29, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 8,743,470
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (246,695)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in Fund earnings during the six months ended February 29, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$ 83,567,947

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$ (17,506,817)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of February 29, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Merrill Lynch & Co., Inc.	$ 2,560	$ (2,560)	$ —	$ —
Morgan Stanley	8,740,910	—	—	8,740,910
	$ 8,743,470	$ (2,560)	$ —	$ 8,740,910
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Goldman Sachs & Co.	$ 83,959	$ —	$ —	$ 83,959
Merrill Lynch & Co., Inc.	162,736	(2,560)	—	160,176
	$ 246,695	$ (2,560)	$ —	$ 244,135

C. Purchases and Sales of Securities

During the six months ended February 29, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $1,185,555,680 and $1,563,662,676, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2.5 billion of the Fund's average daily net assets	.565%
Next $2.5 billion of such net assets	.545%
Next $5 billion of such net assets	.525%
Next $5 billion of such net assets	.515%
Over $15 billion of such net assets	.465%

Accordingly, for the six months ended February 29, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.565% of the Fund's average daily net assets.

For the period from September 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.30%
Class B	2.05%
Class C	2.05%
Class R6	1.05%
Class S	1.05%
Institutional Class	1.05%

Effective October 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.37%
Class B	2.12%
Class C	2.12%
Class R6	1.12%
Class S	1.12%
Institutional Class	1.12%

For the period from September 1, 2015 through February 10, 2016, fees waived and/or expenses reimbursed for Class B were $322.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 29, 2016, the Administration Fee was $1,122,288, of which $149,878 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 29, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at February 29, 2016
Class A	$ 65,663	$ 39,865
Class B	545	292
Class C	9,117	3,900
Class R6	60	32
Class S	280,598	145,217
Institutional Class	4,572	2,447
	$ 360,555	$ 191,753

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 29, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2016
Class B	$ 481	$ 12
Class C	545,768	74,909
	$ 546,249	$ 74,921

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2016	Annualized Rate
Class A	$ 645,144	$ 171,646.24%
Class B	159	24.25%
Class C	181,781	54,233.25%
	$ 827,084	$ 225,903

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2016 aggregated $24,934.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 29, 2016 (through February 10, 2016 for Class B shares), the CDSC for Class B and C shares aggregated $31 and $97,341, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 29, 2016, DDI received $19,689 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 29, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $9,858, of which $5,069 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at February 29, 2016.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2016		Year Ended August 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,102,851	$ 89,671,664	12,429,811	$ 615,984,168
Class B	15*	652*	330	16,672
Class C	487,783	20,631,488	3,356,922	165,399,088
Class R6	34,610	1,517,229	25,285**	1,260,005**
Class S	6,161,519	261,652,042	24,751,521	1,221,325,443
Institutional Class	1,647,896	69,911,018	7,282,046	358,720,793
		$ 443,384,093		$ 2,362,706,169
Shares issued to shareholders in reinvestment of distributions
Class A	404,591	$ 16,964,487	265,216	$ 12,263,587
Class B	36*	1,497*	808	37,186
Class C	75,834	3,163,782	30,854	1,418,674
Class R6	2,143	89,524	22**	995**
Class S	951,260	40,019,517	1,398,724	64,900,896
Institutional Class	158,410	6,632,648	28,248	1,304,515
		$ 66,871,455		$ 79,925,853
Shares redeemed
Class A	(5,194,777)	$ (215,858,947)	(1,507,394)	$ (72,257,305)
Class B	(5,734)*	(237,520)*	(7,619)	(378,477)
Class C	(938,031)	(38,838,482)	(200,918)	(9,543,574)
Class R6	(2,212)	(87,607)	—	—
Class S	(12,362,598)	(524,098,678)	(5,713,242)	(271,838,913)
Institutional Class	(3,036,078)	(127,549,852)	(1,213,159)	(58,076,241)
		$ (906,671,086)		$ (412,094,510)
Shares issued in tax-free reorganization***
Class A	—	$ —	492,314	$ 23,655,550
Class C	—	—	228,478	10,866,585
Class S	—	—	680,449	32,852,672
Institutional Class	—	—	33,692	1,619,915
		$ —		$ 68,994,722
Redemption fees		$ 35,489		$ 21,349
Net increase (decrease)
Class A	(2,687,335)	$ (109,208,751)	11,679,947	$ 579,651,945
Class B	(5,683)*	(235,371)*	(6,481)	(324,619)
Class C	(374,414)	(15,040,167)	3,415,336	168,142,404
Class R6	34,541	1,537,176	25,307**	1,261,000**
Class S	(5,249,819)	(222,427,119)	21,117,452	1,047,240,345
Institutional Class	(1,229,772)	(51,005,817)	6,130,827	303,582,508
		$ (396,380,049)		$ 2,099,553,583

* For the period from September 1, 2015 to February 10, 2016 (see Note A).

** For the period from December 1, 2014 (commencement of operations of Class R6) to August 31, 2015.

*** On August 14, 2015, Deutsche International Value Fund was acquired by the Fund through a tax-free reorganization (see Note G).

G. Acquisition of Assets

On August 14, 2015, the Fund acquired all of the net assets of Deutsche International Value Fund pursuant to a plan of reorganization approved by the Board of Trustees on May 13, 2015. The acquisition was accomplished by a tax-free exchange of 2,748,102 Class A shares, 1,278,553 Class C shares, 3,800,563 Class S shares and 187,294 Institutional Class shares of Deutsche International Value Fund for 492,314 Class A shares, 228,478 Class C shares, 680,449 Class S shares and 33,692 Institutional Class shares of the Fund, respectively, outstanding on August 14, 2015. Deutsche International Value Fund net assets at that date, $68,994,722, including $(505,287) of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,763,228,476. The combined net assets of the Fund immediately following the acquisition were $2,832,223,198.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition had been completed on September 1, 2014, the Fund's pro forma results of operations for the year ended August 31, 2015 would have been as follows:

Net investment income*	$ 53,010,238
Net gain (loss) on investments	$ (296,839,007)
Net increase (decrease) in net assets resulting from operations	$ (243,828,769)

* Net investment income includes $244,117 of pro forma eliminated expenses.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2015 to February 29, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 29, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 9/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/16	$ 903.70	$ 900.40	$ 905.40	$ 904.70	$ 905.00
Expenses Paid per $1,000*	$ 5.25	$ 8.69	$ 3.51	$ 4.31	$ 3.93
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 9/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/16	$ 1,019.34	$ 1,015.71	$ 1,021.18	$ 1,020.34	$ 1,020.74
Expenses Paid per $1,000*	$ 5.57	$ 9.22	$ 3.72	$ 4.57	$ 4.17

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche CROCI® International Fund	1.11%	1.84%	.74%	.91%	.83%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche CROCI® International Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM manages a Deutsche Europe fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SUIAX	SUICX	SCINX	SUIIX
CUSIP Number	25156G 673	25156G 699	25156G 715	25156G 731
Fund Number	468	768	2068	1468

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SUIRX
CUSIP Number	25156G 582
Fund Number	1668

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	DeAWM Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAWM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche CROCI® International Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 29, 2016